Exhibit 99.1

Harbourmaster Capital (Holdings) Limited

Consolidated Financial Statements

For the Year Ended 31 December 2010

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders of Harbourmaster Capital (Holdings) Limited

We have audited the accompanying consolidated balance sheet of Harbourmaster Capital (Holdings) Limited (“the Company”) as of December 31, 2010, and the related consolidated profit and loss account, consolidated reconciliation of shareholders’ funds and consolidated cash flow statement for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Accounting principles generally accepted in the United Kingdom require that financial statements be presented with comparative financial information. These consolidated financial statements have been prepared solely for the purpose of meeting the requirements of Rule 3-05 of Regulation S-X. Accordingly, no comparative financial information is presented.

In our opinion, except for the omission of comparative financial information as discussed in the preceding paragraph, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Harbourmaster Capital (Holdings) Limited as at 31 December 2010 and the consolidated results of its operations and its cash flow and its consolidated reconciliation of shareholders’ funds for the year then ended in conformity with accounting principles generally accepted in the United Kingdom.

Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature of such differences is presented in note 23 to the consolidated financial statements.

/s/ Ernst & Young

Dublin, Ireland

20 March 2012

Harbourmaster Capital (Holdings) Limited

CONSOLIDATED BALANCE SHEET

As at 31 December 2010

	Notes	31 December 2010 €
FIXED ASSETS
Investments	4	7,349,819
Tangible Fixed Assets	15	262,066

		7,611,885

CURRENT ASSETS
Trade Debtors	7	3,954,039
Other Debtors	7	85,871
Cash and Cash Equivalents		20,203,446

		24,243,356

CREDITORS: amounts falling due within one year
Creditors and Accruals	8	(2,743,322)

NET CURRENT ASSETS		21,500,034

TOTAL ASSETS LESS CURRENT LIABILITIES		29,111,919

CREDITORS: amounts falling due after one year
Creditors and Accruals	9	(468,750)

TOTAL NET ASSETS		28,643,169

REPRESENTED BY:
Share Capital	10	223,840
Share Based Payment Reserve	18	1,466,923
Capital Contribution		76,002
Profit and Loss Account		26,876,404

TOTAL EQUITY SHAREHOLDERS’ FUNDS		28,643,169

Harbourmaster Capital (Holdings) Limited

CONSOLIDATED PROFIT AND LOSS ACCOUNT

For the Year Ended 31 December 2010

	Notes	Year Ended 31 December 2010 €
Operating Income	3	72,967,008
Operating Costs		(8,675,717)

Operating Profit		64,291,291

Write-Up (Down) on Financial Fixed Assets		3,160,417

Profit on Ordinary Activities before Interest		67,451,708

Interest Receivable and Similar Income		146,823
Interest Payable and Similar Charges		(21,622)

Profit on Ordinary Activities before Taxation		67,576,909

Taxation	6	(113,765)

Profit for the Financial Year		67,463,144

Harbourmaster Capital (Holdings) Limited

CONSOLIDATED CASH FLOW STATEMENT

As at 31 December 2010

	Notes	Year Ended 31 December 2010 €

Net Cash Inflow from Operating Activities before Taxation	12	64,773,156

Taxation
Corporation Paid		(142,639)
Corporation Tax Refund Received		12,323

Net Cash Inflow from Operating Activities		64,642,840

Cash Flows from Capital Expenditure and Investing Activities
Purchase of Tangible Fixed Assets		(59,033)
Purchase of Financial Fixed Assets		(5,570,000)
Sales of Financial Fixed Assets		5,511,928

		(117,105)

Cash Flows from Return on Investments and Servicing of Finance
Interest Income		146,823
Interest Paid		(22,300)

		124,523

Equity Dividends Paid		(65,184,957)

Cash Flows from Financing Activities
Repayment of Bank Loan	13	(625,000)
Issue of Shares		22,200
Redemption of Shares		(817,287)

		(1,420,087)

Net Increase in Cash	13	(1,954,786)

Cash at the Beginning of the Year		22,158,232

Cash at the End of the Year	13	20,203,446

Harbourmaster Capital (Holdings) Limited

CONSOLIDATED RECONCILIATION OF SHAREHOLDERS’ FUNDS

As at 31 December 2010

	Issued Capital	Retained Profit	Share Based Payment Reserve	Capital Contribution	Total
	€	€	€	€	€
As at 1 January 2010	201,640	25,415,505	1,262,559	76,002	26,955,706
Profit for the Year	—	67,463,144	—	—	67,463,144
Share Based Payment Expense	—	—	204,364	—	204,364
Share Issuance/Buy-back	22,200	(817,288)	—	—	(795,088)
Dividends	—	(65,184,957)	—	—	(65,184,957)

As at 31 December 2010	223,840	26,876,404	1,466,923	76,002	28,643,169

Harbourmaster Capital (Holdings) Limited

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Year Ended 31 December 2010

1.	ACCOUNTING POLICIES

Basis of Preparation

The consolidated financial statements of Harbourmaster Capital (Holdings) Limited (“the Group”) have been prepared under the historical cost convention on a going concern basis. Except for the omission of comparative information as discussed below, the consolidated financial statements have been prepared in accordance with United Kingdom generally accepted accounting principles (“UK GAAP”). The Group consists of Harbourmaster Capital Management Limited, Harbourmaster Capital Limited and Harbourmaster Capital (Holdings) Limited. These financial statements have been prepared solely for the purposes of meeting the requirements of Rule 3-05 of Regulation S-X. Accordingly no comparative information is presented.

The principal accounting policies are as follows:

Functional Currency and Presentational Currency

The functional currency is the euro. The presentation currency is the euro. Monetary assets and liabilities denominated in foreign currencies have been translated at rates of exchange ruling on the balance sheet date. Resultant foreign exchange gains and losses have been accounted for in the Profit and Loss account for the year. Transactions denominated in foreign currencies are translated into euro at the rate of exchange ruling on the date of the transaction.

Interest and expense recognition

Interest income and expense is recognised on an accruals basis.

Tangible Fixed Assets

Tangible Fixed Assets are stated at historical cost less accumulated depreciation. Depreciation is provided on a straight line basis at rates which will write off these assets over their expected useful lives, as follows;

Furniture, Fixtures and Fittings	8 years
Computer Hardware and Software	3 years
Office Equipment	3 years

Income

Fees are earned for the provision of collateral management and advisory services to a number of entities and are accrued over the period of time the services are provided. Where fees payable to the Group for a particular period have been deferred by the counterparty under the terms of the contract due to trigger conditions not being met, such fees are not recognised until all relevant conditions are met.

Pension Contribution

The Group makes contributions to pension schemes which have been established for its employees. Contributions are charged to the Profit and Loss account as they become payable. Pension benefits are funded over the employees’ period of service by way of contributions to a defined contribution scheme.

Taxation

Current tax payable is the expected tax payable on the taxable income for the year adjusted for changes to previous years and is calculated based on the applicable tax law in each jurisdiction in which the Group operates. Deferred tax is provided using the balance sheet method on temporary differences arising between the tax bases of assets and liabilities for taxation purposes and their carrying amounts in the financial statements. Current and deferred taxes are determined using tax rates legislation enacted or substantively enacted at the balance sheet date and expected to apply when the tax asset is realised or the related tax liability is realised.

Deferred tax is recognised in respect of all material timing differences that have originated but not reversed at the balance sheet date where transactions or events have occurred at that date that will result in an obligation to pay

Harbourmaster Capital (Holdings) Limited

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Year Ended 31 December 2010

more or right to pay less tax. Deferred tax is measured on an undiscounted basis using the tax rates that have been enacted or substantively enacted at the balance sheet date as an approximation of the rates expected to apply in the periods in which timing differences reverse.

Deferred tax assets are recognised only to the extent that the directors consider that it is more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Investments

Investments are stated at historical cost less provision for impairment. The discount arising from the purchase of investments is accreted annually through the Profit and Loss account. Any impairment loss is recognised in the Profit and Loss account. The amount of write down is based on the par credit loss of each deal’s portfolio of collateral obligations as at balance sheet date on a mark to market basis.

Share Based Payments

In accordance with the provisions of FRS 20 the effects of Share Based Payment transactions, including transactions in which share options are granted to employees, have been fully reflected in the financial position of Harbourmaster Capital (Holdings) Limited as at 31 December 2010. The share based payment reserve reflects the charge for performance and non performance options over the shares of the ultimate parent undertaking, as set out in note 18 below, granted to directors and the incremental fair value for subsequent awards. The cost of these awards is measured with reference to the fair value of these options at the grant date, and is ascertained by an external valuation agent, using the Black-Scholes Merton Option Pricing model. All Options are equity settled. The Profit and Loss account expense for the year is recognized within “Operating Costs” and represents the movement in cumulative expense recognized at the beginning and end of the year. Where the terms of the awards are modified, any additional expense is recognized at the modification date based on the fair value of the modified share-based payment arrangement.

Cash and Cash Equivalents

Cash includes cash in hand, demand deposits and other short-term highly liquid investments with original maturities of three months or less.

2.	PRINCIPAL FINANCIAL RISKS

The main risks to which the Group is exposed are detailed below together with the policies adopted by the board to manage the risk.

Market Risk

Market Risk is the risk that changes in market prices, such as foreign exchange rates, interest rates and equity prices will affect the Group’s income or the value of its holdings of financial instruments.

(i) Interest Rate Risk

The Group’s income is principally in the form of management fees and other fees. Therefore, the directors believe that there is low interest rate risk to the Group.

(ii) Currency Rate Risk

All significant assets, liabilities, incomes and expenses are denominated in euro. Accordingly, the directors believe there is no currency exchange rate risk to the Group.

Harbourmaster Capital (Holdings) Limited

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Year Ended 31 December 2010

Credit Risk

Credit Risk is the risk that one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation. While the Group actively manages the portfolios of Collateralised Loan Obligations (“CLOs”) and funds, there can be no assurance that the CLOs and / or other instruments in which the Group has invested will not be subject to credit difficulties, leading to the loss of some or all the sums invested in such a security. Maximum exposure to credit risk to the Group is €31,507,304.

3.	OPERATING INCOME

The principal activity of the Group is the provision of administrative and management services in respect of various portfolios of collateral obligations. The Group also earns other ancillary income such as waiver fees and return on investments in the form of cash distributions.

4.	INVESTMENTS

The Group’s investments comprise of those made in special purpose vehicles and investment funds containing portfolios of loan obligations and asset backed securities. The Group does not have any voting rights in these entities. The CLO investments range from a holding of 8% of the subordinated tranche down to 3% of the subordinated tranche issued by each transaction. Investments are carried at cost less provisions for impairment. At balance sheet date the directors believed that there was no longer objective evidence of impairment in a number of these investments holdings. This analysis was based on a detailed assessment of the carrying value of the individual holdings based on the present value of estimated cash flows discounted at the financial asset’s original effective interest rate (in this case a minimum Internal Rate of Return hurdle). Based on this analysis, the previously recognised impairments were written back through the Profit and Loss account to the extent of their carrying valuation.

2010
€
Carrying Value at 1 January	3,919,402

Additions	5,570,000
Disposals	(5,300,000)
Equity Impairment/Writeback	3,160,417

Carrying Value at 31 December	7,349,819

The cost of the assets held at year end is €22,029,794, which carry an impairment provision of €14,679,975.

5.	PROFIT BEFORE TAXATION

2010
€
Profit on Ordinary Activities before Taxation is stated after charging:

Auditor’s Remuneration	29,000
Directors’ Emoluments	2,956,369
Directors’ Pension	116,333
Depreciation	78,780

Harbourmaster Capital (Holdings) Limited

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Year Ended 31 December 2010

6.	TAXATION

Analysis of Profit and Loss account charge:

2010
€

Current Tax:
Corporation Tax on Profits for the Year	114,985

Deferred Tax:
Credit for the Year	(1,220)

Tax on Profit on Ordinary Activities	113,765

Harbourmaster Capital (Holdings) Limited is subject to tax on its profits at zero percent. Profits of its overseas subsidiaries are taxed at a higher rate, resulting in tax on profit on ordinary activities of €113,765.

7.	DEBTORS

2010 €
Trade Debtors
Accrued Management Fee Income	2,039,132
Waiver Fees	1,914,907

3,954,039

2010
€
Other Debtors
VAT Recoverable	47,771
Deferred Tax	17,894
Corporation Tax Receivable	20,206

85,871

Harbourmaster Capital (Holdings) Limited

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Year Ended 31 December 2010

8.	CREDITORS: amounts falling due within one year

2010 €
Accrued Expenses	2,115,920
Bank Loans	625,000
Interest Payable on Loans	2,402

2,743,322

9.	CREDITORS: amounts falling due after one year

2010 €
Bank Loan Payable	468,750

468,750

The loan is repayable in 16 equal quarterly instalments of €156,250 on each payment date commencing on 30 November 2008. Interest is payable on 17 November, February, May and August in each year commencing on 17 November 2008 and ending on 17 August 2012. The interest rate is a percentage per annum which is the aggregate of; a) Margin 0.75% b) Euribor applicable during the period.

10.	SHARE CAPITAL

2010
€
Harbourmaster Capital (Holdings) Limited Authorised
11,192 Shares of €20 Each	223,840

Harbourmaster Capital (Holdings) Limited Issued
6,182 Class ‘A’ Shares of €20 Each Fully Paid	123,640
3,699 Class ‘B1’ Shares of €20 Each Fully Paid	73,980
1,201 Class ‘B2’ Shares of €20 Each Fully Paid	24,020
110 Class ‘C’ Shares of €20 Each Fully Paid	2,200

223,840

The holders of Class A, B1 and B2 shares have full voting rights and the Class C shares have no voting rights attached. All class of dividend rights are equal. In January 2010, Harbourmaster Capital (Holdings) Limited repurchased and cancelled 191 ‘A’ shares. In addition 1,110 ‘A’ shares were issued during the year, for €20 each.

Harbourmaster Capital (Holdings) Limited

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Year Ended 31 December 2010

11.	DIVIDENDS

The directors paid dividends during the year ended 31 December 2010 as follows:

2010
€
Class ‘A’ Share	34,522,548
Class ‘B1’ Share	23,182,767
Class ‘B2’ Share	7,077,761
Class ‘C’ Share	401,881

65,184,957

12.	RECONCILIATION OF OPERATING PROFIT TO OPERATING CASH INFLOW

2010
€
Profit on Operating Activities before Taxation	67,576,909
Decrease in Debtors	425,021
Increase in Creditors	(41,372)
Share Based Payment Expense	204,364
Write Up on Financial Fixed Assets	(3,160,417)
Depreciation	78,780
Gain on Disposal of Financial Fixed Assets	(211,928)
Interest Income	(146,823)
Interest Expense	21,622

Net Cash Inflow from Operating Activities before Taxation	64,773,156

13.	ANALYSIS OF CHANGE IN NET DEBT

	2009	Cash flow	Net Debt	2010
	€	€	€	€

Cash at Bank	22,158,232	(1,954,786)	—	20,203,446
Bank Loans	(1,718,750)	—	625,000	(1,093,750)

	20,439,482	(1,954,786)	625,000	19,109,696

14.	RELATED PARTY TRANSACTIONS

Matthew Swan and Michael Lombardi, who are directors of Harbourmaster Capital (Holdings) Limited, are partners in the law firm of Ogier, the Jersey legal advisers to the Group which may receive fees for providing legal advice from time to time in respect of the Group. They also have a beneficial interest in Ogier Fiduciary Services Holding Company Limited and certain of its subsidiaries, including Ogier Fiduciary Services (Jersey) Limited (‘OFS(J)L’). Ogier SPV Services Limited is wholly owned subsidiary OFS(J)L which received fees for the

Harbourmaster Capital (Holdings) Limited

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Year Ended 31 December 2010

provision of legal advice and administration services from time to time in respect of the Group. Any such fees will be discharged through the Group. Administration fees in the financial year 2010 were €82,166. Legal fees in the financial year 2010 were €437. No fees were outstanding as at year end.

Fabio Salvalaggio, who was a director of the Harbourmaster Capital Management Limited until 5 January 2012, received €166,378 in fees under a consultancy agreement in the period. An amount of €172,994 was also paid to HM Revenue and Customs for PAYE and National Insurance with respect to payments received by Fabio Salvalaggio during the period. Stewart Wilkinson, who was also a director in the Group until 5 January 2012, received €300,000 under the servicing agreement in the period.

In January 2010, Harbourmaster Capital (Holdings) Limited repurchased 191 shares from its shareholders for €817,287.

Harbourmaster Capital (Holdings) Limited is a related party, through its subsidiary companies, Harbourmaster Capital Limited and Harbourmaster Capital Management Limited with the CLO entities it acts as collateral manager to, as well as invests in. Harbourmaster Capital Limited receives all of its operating fee income from these related parties during the normal course of business.

15.	TANGIBLE FIXED ASSETS

	Furniture and Fittings	Computer Equipment	Office Equipment	Total

	€	€	€	€
Cost
At 1 January 2010	437,579	329,272	135,237	902,088
Additions	—	58,284	749	59,033

At 31 December 2010	437,579	387,556	135,986	961,121

Depreciation
At 1 January 2010	160,896	328,408	130,971	620,275
Charge for Year	54,404	19,861	4,515	78,780

At 31 December 2010	215,300	348,269	135,486	699,055

Net Book Amounts
At 31 December 2010	222,279	39,287	500	262,066

16.	CONTROLLING PARTY

At the balance sheet date there is no one controlling party. Voting shares are held by a number of separate parties with no one shareholder owning the majority of the voting shares. Refer to Note 22 Post Balance Sheet Events for changes after the balance sheet date.

17.	PRINCIPAL GROUP COMPANIES

Harbourmaster Capital (Holdings) Limited, a company incorporated under the laws of Jersey, Channel Islands, is the ultimate parent of the Group. Harbourmaster Capital (Holdings) Limited owns 100% of Harbourmaster Capital Limited and Harbourmaster Capital Limited owns 100% of Harbourmaster Capital Management Limited. Harbourmaster Capital Management Limited provides collateral advisory services to Harbourmaster Capital Limited. Refer to Note 22 Post Balance Sheet Events for changes after the balance sheet date.

18.	SHARE BASED PAYMENT RESERVE

The share based payment reserve reflects the charge for performance and non performance options over the shares of the ultimate parent undertaking, as set out in the table below, granted to directors as of 14 December 2007 and

Harbourmaster Capital (Holdings) Limited

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Year Ended 31 December 2010

the incremental fair value for the 7 July 2009 and 18 January 2010 awards. The fair value of these options was ascertained by an external valuation agent, using the Black-Scholes Merton Option Pricing model. All options are equity settled. The performance tranche of the 2007 grant was linked to EBITDA Target Growth over each of 2007, 2008 and 2009.

Reference	Grant Date	Vesting Date	Expiry	Number Granted	Weighted Average Exercise Price (€)

C Share Non-Performance Options	14-Dec-07	10-Apr-10	14-Dec-14	150	20
C Share Performance Options	14-Dec-07	14-Dec-07	14-Dec-14	Up to 300	20
A Share Options	7-Jul-09	7-Jul-09	7-Jul-16	1,110	20
A Share Options	18-Jan-10	18-Jan-10	18-Jan-17	191	20

2010 €
Expense arising from equity settled share based payment transactions	204,364

The above expense includes €166,216 which is the incremental fair value of the modified option grant on the A share option awards in 2009 and 2010 over the original C share awards. The modifications of the original options consist of a) removal of performance conditions, b) award is over A shares rather than C shares and c) modified options vest immediately.

The following table lists the inputs to the model used to fair value the incremental modified A share equity settled options over the original performance and non-performance options which were granted during the year:

Reference	Performance Options	Non-Performance Options	July 2009 A Shares	January 2010 A Shares

Share Price (€)	848	848	883	888
Weighted Average Exercise Price (€)	20	20	20	20
Expected Life of Options (years)	5.44	5.44	7	7
Expected Volatility (%)	50	50	50	45
Risk Free Rate (%)	3.20	3.20	3.20	3.20
Dividend Yield (%)	—	40	—	—

Harbourmaster Capital (Holdings) Limited

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Year Ended 31 December 2010

As the Group is a private company an estimate of its historic market volatility is not observable. The directors have made a reasonable estimate of volatility for the industry in 2009 at 50% and 2010 at 45%.

The following table reflects the movement in share options outstanding during the year:

2010
Outstanding at the Beginning of the Year	1,110
Granted During the Year	191
Exercised During the Year	(1,301)

Outstanding at the End of the Year	—

As the Group is private there is no observable share price at the dates on which the share options were exercised in 2010. The directors believe the fair value of the Group’s shares would be €888 a share on these dates (January 2010 and March 2010).

19.	EMPLOYEES AND RENUMERATION

The average number of persons employed by the Group during the year was 27. All were engaged in the provision of advisory services.

The related remuneration incurred by the Group was:

2010
€
Wages and Salaries	5,181,166
Social Welfare Costs	739,586
Pension Costs	431,907

6,352,659

20.	LEASE OBLIGATIONS

During 2007, the Group entered into lease agreement in respect of office buildings. An amount of €381,572 is payable within one year of the balance sheet date in respect of the obligations under the lease which expires more than five years from the balance sheet date. This is the only lease to which the Group is a party to. The legal maturity of the lease is April 2032.

21.	PENSION

The Group operates defined contribution pension schemes. The assets of the scheme are held separately from those of the Group in independently administered funds. The pension cost charge represents contributions payable by the Group to the schemes and amounted to €431,907. At year end there was €22,306 of pension contributions outstanding.

22.	POST BALANCE SHEET EVENTS

On 6 October 2011, GSO Capital Partners, the global credit platform of The Blackstone Group L.P., agreed to purchase the entire share capital of Harbourmaster Capital (Holdings) Limited. On 5 January 2012, the transaction was completed. As part of the transaction Stewart Wilkinson and Fabio Salvallaggio, two of the principals and shareholders of the business, departed. All share classes in holding company, Harbourmaster Capital (Holdings) Limited, were converted into common shares with Graphite Holdings LLC, a subsidiary of GSO Capital Partners, the sole shareholder.

Harbourmaster Capital (Holdings) Limited

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Year Ended 31 December 2010

23.	SUMMARY OF THE SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED KINGDOM AND ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United Kingdom (UK GAAP). Such principles differ in certain respects from generally accepted accounting principles in the United States (US GAAP). A summary of principal differences applicable to the Group is set out below:

Investments

Under UK GAAP, investments are stated at historical cost less provision for impairment. Any impairment loss is recognised in the profit and loss account. A subsequent reversal of impairment is recorded in the profit and loss account.

(a) Variable Interest Entities

Under US GAAP certain of these investments would be consolidated by the Group, under Financial Accounting Standard (FAS) No. 167, “Amendments to FASB Interpretation No. 46(R)” (Accounting Standards Codification (ASC) 810-10-05), when the Group is deemed to be the primary beneficiary of the entities on the basis that the Group holds a controlling financial interest in those entities through holding an equity interest and/or a variable contractual interest to earn asset management fees. Consolidation of such investments will affect a number of line items within the financial statements, including investments, cash, debtors, other assets, loans payable, accounts payable, interest income, interest expense, realised and unrealised gains and losses on investments, operating expenses, taxation and reserves. Additionally, ASC 810-10-05 requires certain additional disclosures about the involvement with variable interest entities and any significant changes in risk exposure due to that involvement.

(b) Other Investments

Under US GAAP, an impairment related to investments that are not consolidated would not be reversed.